ZEDGE™

is the app you've never heard of with **30 million monthly active users.**

Company Overview

December 2019



Wallpapers
FEATURED
CATEGORIES
PREMIUM
Live Wallpapers
Bertil Hansen
Live Wallpapers
PREMIUM >
Wallpapers

ZEDGE, Inc. 2019

LD MICRO
COVERING THE UNDISCOVERED

Safe Harbor Statement

This presentation contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Zedge's future performance;
- projections of Zedge's results of operations or financial condition;
- statements regarding Zedge's plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Zedge's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge's control. Such known and unknown risks, uncertainties and other factors may cause Zedge's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Zedge's periodic reports filed with the Securities and Exchange Commission.

Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Market Snapshot

Ticker	NYSE American: ZDGE
Share Price*	$1.61
Shares Outstanding	10.4MM
Public Float	7.3MM
Market Capitalization*	$16.7MM
Cash and Cash Equivalents**	$1.7MM
Working Capital**	$0.5MM
Insider Ownership	27.8%
Institutional Ownership	15.9%
Fiscal Year	Aug 1 - Jul 31
Valuation per Monthly Active User*	$0.56

Insider Ownership		
Michael Jonas	Chairman	17.9%
Howard Jonas	Vice Chairman	4.9%
Jonathan Reich	CFO / COO	2.6%
Tim Quirk	SVP, Product	1.2%
Board of Directors		1.2%
Insider Ownership - Total		**27.8%**

* *As of market close on December 10, 2019*

** *As of Oct 31, 2019*

About Zedge

Zedge offers a state-of-the-art digital publishing platform that powers our consumer-facing apps focused on entertainment. “Zedge Ringtones and Wallpapers” our flagship app, offers users a host of digital content including wallpapers, video wallpapers, ringtones, and stickers. It has surpassed 400 million organic installs, boasts ~30 million monthly active users, and has consistently averaged in the ‘Top 60’ most popular apps in Google Play in the US. Our creators are amateur and professional artists as well as new and established brands. Creators can easily launch a virtual storefront in Zedge where they can market and sell their content to our users. More recently we launched “Shortz – Chat Stories by Zedge” an entertainment app offering serialized, short-form fiction stories delivered in a text-messaging format.


Cumulative App Installs
500MM
375MM
250MM
125MM
Launched Android App
Launched iOS App
50 Best Android Apps : Time Magazine
Best Apps Google Play
ZDGE starts trading on NYSE American
Acquired Freeform Development
Launched Zedge Premium Marketplace
Nicki Minaj Promo
Opened Vilnius Innovation Center
Introduced Paid Subscriptions
Launched “Shortz”
Oct '09
Apr '10
Oct '10
Apr '11
Oct '11
Apr '12
Oct '12
Apr '13
Oct '13
Apr '14
Oct '14
Apr '15
Oct '15
Apr '16
Oct '16
Apr '17
Oct '17
Apr '18
Oct '18
Apr '19
Oct '19

Zedge's Vision

Capitalize on our large customer base and well-recognized brand as growth drivers for low cost user acquisition and user engagement. Offer relevant content to existing and prospective users, via our self publishing platform in order to propel frequency of use and revenue expansion



Develop New Entertainment Apps that Align with our Users
Market & Sell Relevant Content Across Our Apps
Increase User Engagement
Grow User Base
Revenue Expansion
Lower CAC
ZEDGE™

Zedge Platform - 2017


ASO
Press
SEO
Zedge App
Content Library
Wallpapers
Ringtones
Notifications
Low
Frequency of Use
Search & Discovery
Analytics / BI
CMS
Monetization
APIs
Zedge Publishing Platform
Social Creators

Opportunities

- Exceptionally efficient user acquisition engine (hundreds of millions of organic installs)
- Massive reach with tens of millions of active installs*

Challenges

- Low frequency of use
- Limited penetration on iOS
- Business model is primarily ad-based
- Inability to work with license holders

* Active installs is the number of devices have an installed instance of the Zedge app.

Zedge Platform - 2018

Opportunities
- Ability to benefit from Zedge as an efficient user acquisition channel
- Expansion into new personalization and social content verticals
- Introduced new monetization channels (ex. tokens, rentals, etc.)
- Artists like the self-serve platform

Challenges
- Limited penetration on iOS
- Business model is still primarily ad based
- Low priced SKUs for personalization content
- Tier 1 customer base eroded with T3 growing



ASO
Press
SEO
Zedge App
Content Library
Wallpapers
Video Wallpapers
Ringtones
Notifications
Stickers
Low Frequency of Use
Search & Discovery
Analytics / BI
Marketplace
Marketing Tools
Self Publishing Tools
CMS
Monetization/ eCommerce
APIs
Zedge Publishing Platform
Artists
Brands
Social Creators

Zedge Platform - 2019

~400MM Installs / ~50MM Active Installs* / ~30MM MAU



ASO
Press
SEO
Zedge App
Content Library
Wallpapers
Video Wallpapers
Ringtones
Notifications
Stickers
Indie Music?
Features for ___?
???
Low Frequency of Use
High Frequency of Use
Shortz Chat Stories
Zedge New App #2
Zedge New App #N
Search & Discovery
Analytics / BI
Marketplace
Marketing Tools
Self Publishing Tools
CMS
Monetization/ eCommerce
APIs
Zedge Publishing Platform
Artists
Brands
Social Creators

Opportunities

- Ability to benefit from Zedge as an efficient user acquisition channel
- Offer new verticals that align with our existing customer demographics and have high frequency of use
- Monetization via subscription (rich SKUs), IAPs, and advertising which works well with a high frequency of use
- Paid user acquisition can work
- Reinvigorate market growth in Tier 1 markets
- Opens iOS market to growth

Challenges

- Changes our unique value proposition
- Identifying the right verticals
- Content acquisition
- Establishing partnerships

* Active installs is the number of devices have an installed instance of the Zedge app.

A Publishing Platform Made for Artists

Reach Tens Of Millions Of Users A Week. Artists Start Making Money Immediately. No Strings Attached.



11:44
Video Wallpapers
NO SIGNAL

Video Wallpapers



11:52
Secret Life of Pets 2
A gruff farm dog tries to cure Max the terrier of his neuroses when he takes a trip to the country.
https://www.fandango.com/the-secret-life-of-pets-2-215649/movie-overview
Get tickets now!
Click here to find the theater closest to you showing The Secret Life of Pets 2.
PETS 2
THE FINAL TRAILER
Don't laugh

Dedicated Storefront



11:38
Notifications
HOME
CATEGORIES
PREMIUM
Star Cluster
2s
Manchester City
4s
Tiny Pew
1s
I Kill People
5s
Chicago Three
2s
Running Away
30s
Happy Birthday
17s

Notification sounds

We provide an easy to use, self-serve platform, where artists can manage their storefront, promote their art, generate royalty reports, and run marketing specials.

Premium content promotion via:

- Homepage placement in app
- Push Notifications
- In app messages
- Video Interstitials
- Facebook and other social media

Sample brands / artists promoting on Zedge

- Hollywood: Sony, Warner Brothers, Ilumination…
- Music: Nicki Minaj, Paul McCartney, Lil Wayne, 5SOS, Offset, Britney Spears…
- Other: Grump Cat, Popeye, Betty Boop…

"In addition to working with the music streaming companies, we chose Zedge to further engage with fans not only through music, but through art as well. Zedge has proven itself as a significant distribution channel for artists."

*~**Mack Maine**, President of Lil Wayne's Young Money Records*

Shortz - Extending Into Entertainment

Serialized, Fictional, Short-Form Stories Delivered In A Text Messaging Like Interface


SHORTZ
Want to be thrilled?
Or prefer to be chilled?
Endless chat stories await.
CONTINUE
By clicking continue you agree with Zedge's
Terms of Service and Privacy Policy

Short form, serialized chat fiction


SKIP
What do you feel like?
Click one to start a story
SCARY
SEXY

Genres that lend themselves to spellbound storytelling


Legacy
Ale Manugian
START READING
Superheroes are real in this world — but also potentially deadly
SEASON 1
Too Late
Creep
Vengeance
SEASON 2
Yokohama

Imagery and story summaries that provoke the imagination


Episode 3
Kumar
Can't be. Your messing with me.
Reggie
Reggie
Sorry
Kumar
How is this possible?
If that's the Magistrate then who's in the suit?
Reggie
Someone, i donno who it was though.
Kumar
So the real Magistrate is dead. I want to cry.

Highly engaging, tap on screen to read each line of txt


Episode 3
So loud. Blowing out my eardrums
Kumar
Did you find a hiding spot?
Reggie
Yeah
Kumar
I'm with you. You're going to be okay.
Reg?
Two minutes later
Kumar
Reg?
Next Episode
Episode 2
CONTINUE

Cliffhanger chapter endings meant to prompt paid subscriptions


STEP 1 OF 3
Subscribe to keep reading
Unlimited access to every story on Shortz
New, exclusive stories arriving regularly
All offers include a 3 day trial
$3.99
WEEKLY
$14.99
MONTHLY
$54.99
YEARLY

Subscription paywall to gain access to next chapter and entire library

ZEDGE, Inc. 2019

~30,000,000

customers use the Zedge app, monthly, to personalize their phone

Meet The Users

(Android)

OUR USERS ARE...

- Entertainment Addicts
- Social Influencers
- Sports Fans
- Gamers

BY GENDER



46%
54%

BY AGE



18-24
25-34
35-44
45-54
55+
0%
25%

BY CONTINENT



North America 27%
Asia 19%
Europe 25%
ROW 29%

TOP PERSONAS



Video Streaming & Subscriptions
Music Streaming & Subscriptions
Photo & Video Enthusiasts
Sports Fans
Social Influencers
Gamers
50%
100%

AFFINITY AUDIENCES



Shoppers
Comics and Animation Fans
Technology
Pet Lovers
TV Lovers
Social Media Enthusiasts
50%
100%

Source: Google Analytics, Pushspring / comScore for US users

Opportunties

FY '20 Priorities

Revenue mix consists of:

- Subscriptions
  - More than 200K paying subscribers since Jan '19 launch
  - Monthly and annual subscriptions
  - Prepaid benefit
- Shortz - Chat Stories by Zedge
  - Extends Zedge's value proposition
  - Subscription based model
  - Potential for ancillary revenue streams from exploiting highly popular content (ex. TV, Hollywood, print, etc.)
  - Opportunity to be relevant on iOS
- Zedge Premium
  - Licensed content
  - Token economy

Goal is to become cashflow positive in FY '20

Focus on:

- Driving more subscription-based revenue
- Better optimizing ad inventory
- Unlocking value from emerging market install base


Paid Subscribers - Cumulative ('000)
200
150
100
50
0
Jan '19
Feb '19
Mar '19
Apr '19
May '19
Jun '19
Jul '19
Aug '19
Sep '19
Oct '19
Nov '19

Key Takeaways & Valuation

User Stats - Zedge	
Monthly active users	~30 million
Active installs	~50 million
Total installs	~400 million

Online Business Valuations* (Market Cap / MAU)	
Zedge	$0.56
Facebook	$241.18
Spotify	$123.96
Twitter	$71.21
Snap	$63.99
Pinterest	$35.05
PlutoTV	$28.33

* *Based on company estimates.*

- Customer base of ~30 million monthly active users
- Leader in phone personalization with millions of pieces of content
- Recently rolled out "Shortz - Chat Stories by Zedge" which positions us in the world of entertainment
- Unlocking our user's value with:
  - Paid subscriptions
  - Better monetization of customers in emerging markets
- Marketing initiatives to address shift in geographic distribution of user base
  - Focus on driving growth in top tier markets
- Zedge Premium is in the early state of evolution
- iOS growth potential
- Likely need to raise growth capital

ZEDGE

ZEDGE, Inc. 2019

~30MM
Monthly Active Users

5.8MM Positive
Reviews

Google play

Top 60 Free Apps
Google Play
(5 years)

~100MM Search
Queries Monthly

400MM+ Installs

Top 20
iTunes Ent.

Best Apps
Google Play

1.2MM
Facebook Likes

Thank you!

Jonathan Reich, CFO
+1.330.577.3424
jonathan.reich@zedge.net